Fees Summary	Jun. 17, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 497,800,000
Previously Paid Amount	0
Total Fee Amount	76,213.18
Total Offset Amount	0
Net Fee	$ 76,213.18